                                                                    EXHIBIT 10.3


                                 FIRST AMENDMENT
                                       TO
                            STOCK PURCHASE AGREEMENT



           FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT, dated as of May 29, 1998 (the "First Amendment"), by and among SpectraSite Holdings, Inc., a Delaware corporation (the "Company"), and Whitney Equity Partners, L.P., a Delaware limited partnership, J. H. Whitney III, L.P., a Delaware limited partnership, Whitney Strategic Partners III, L.P., a Delaware limited partnership, Waller-Sutton Media Partners, L.P., a Delaware limited partnership, Kitty Hawk Capital Limited Partnership, III, a Delaware limited partnership, Kitty Hawk Capital Limited Partnership, IV, a Delaware limited partnership, Eagle Creek Capital, L.L.C., a Washington limited liability company, The North Carolina Enterprise Fund, L.P., a North Carolina limited partnership, Finley Family Limited Partnership, an Arkansas limited partnership, William R. Gupton, Jack W. Jackman, and Alton D. Eckert (collectively, the "Stockholders").

           WHEREAS, the Company and the Stockholders are parties to a Stock Purchase Agreement, dated as of March 23, 1998 (the "Stock Purchase Agreement"); and

           WHEREAS, pursuant to Section 9 of the Stock Purchase Agreement, the Company and the Stockholders desire to amend and modify the provisions of the Stock Purchase Agreement in the manner and to the extent set forth herein.

           NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Company and the Stockholders hereby agree as follows:

           1. Amendment of Section 3.18. The provisions of the second sentence of Section 3.18 (Tower Agreements) of the Stock Purchase Agreement are hereby deleted in their entirety.

           2.   Amendment of Section 3.19. The provisions of Section 3.19 (Bank
Loan) of the Stock Purchase Agreement are hereby deleted in their entirety and replaced with the following:

           3.19 Debt Financing. As of the Second Closing Date, the Company shall have: (a) entered into definitive agreements with Credit Suisse First Boston and/or certain other lending institution(s), pursuant to which such institution(s) shall have provided the Company with a $50,000,000 revolving credit facility or (b) consummated the issuance and sale of at least $50,000,000 of its Senior Discount Notes which are being underwritten by Credit Suisse First Boston Corporation, Lehman Brothers Inc., and CIBC Oppenheimer Corp.

           3. Effect of First Amendment. The provisions of the Stock Purchase Agreement are hereby amended and modified by the provisions of this First Amendment.
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If any of the provisions of the Stock Purchase Agreement are materially different from or inconsistent with the provisions of this First Amendment, the provisions of this First Amendment shall control, and the provisions of the Stock Purchase Agreement shall, to the extent of such difference or inconsistency, be deemed to be amended and modified.

           4. Single Agreement. This First Amendment and the Stock Purchase Agreement, as amended and modified by the provisions of this First Amendment, shall constitute and shall be construed as a single agreement. The provisions of the Stock Purchase Agreement, as amended and modified by the provisions of this First Amendment, are incorporated herein by this reference and are ratified and affirmed.

           IN WITNESS WHEREOF, this First Amendment has been executed and delivered by the Company and the Stockholders as of the date first written above.

                                SPECTRASITE HOLDINGS, INC.


                                By: /s/ Stephen H. Clark
                                    -------------------------------------
                                    Name: Stephen H. Clark
                                    Title:President


                                WHITNEY EQUITY PARTNERS, L.P.

                                By: J. H. Whitney Equity Partners, LLC,
                                    Its General Partner


                                By: /s/ DANIEL J. O'BRIEN
                                    ------------------------------------
                                    Name: Daniel J. O'Brien
                                    A Managing Member

                                J. H. WHITNEY III, L.P.

                                By: J. H. Whitney Equity Partners III, LLC
                                    Its General Partner

                                By: /s/ DANIEL J. O'BRIEN
                                    ------------------------------------
                                    Name: Daniel J. O'Brien
                                    A Managing Member
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                                WHITNEY STRATEGIC PARTNERS III, L.P.

                                By: J.H. Whitney Equity Partners III, LLC
                                    Its General Partner

                                By: /s/ DANIEL J. O'BRIEN
                                    ------------------------------------
                                    Name: Daniel J. O'Brien
                                    A Managing Member



                                WALLER-SUTTON-MEDIA PARTNERS, L.P.

                                By: Waller -Sutton Media, LLC
                                    Its General Partner


                                By: /s/ Andrew J. Armstrong, Jr.
                                    ------------------------------------
                                    Name: Andrew J. Armstrong, Jr.
                                    A General Partner


                                KITTY HAWK CAPITAL LIMITED PARTNERSHIP, III

                                By: Kitty Hawk Partners Limited
                                    Partnership, III
                                    Its General Partner


                                By: /s/ W. Chris Hegele
                                    ------------------------------------
                                    Name: W. Chris Hegele
                                    A General Partner
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                                KITTY HAWK CAPITAL LIMITED PARTNERSHIP, IV

                                By: Kitty Hawk Partners LLC, IV
                                    Its General Partner


                                By: /s/ W. CHRIS HEGELE
                                    -------------------------------------
                                    Name: W. CHRIS HEGELE
                                    A Manager


                                EAGLE CREEK CAPITAL, L.L.C.


                                By: /s/ Susan L. Rasinski
                                    -------------------------------------
                                    Name: Susan L. Rasinski
                                    A Manager


                                THE NORTH CAROLINA ENTERPRISE FUND, L.P.

                                    By: The North Carolina Enterprise
                                         Corporation,
                                         General Partner


                                    By:/s/ Charles T. Closson, Jr.
                                       ----------------------------------
                                       Name: Charles T. Closson, Jr.
                                       Title:President & CEO
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                                FINLEY FAMILY LIMITED PARTNERSHIP




                                 By:/s/ Joe L. Finley III
                                    --------------------------------------------
                                 Name: Joe L. Finley III
                                 Title: Managing General Partner


                                 /s/ WILLIAM R.GUPTON
                                 -----------------------------------------------
                                 WILLIAM R. GUPTON



                                 /s/ JACK W. JACKMAN
                                 -----------------------------------------------
                                 JACK W. JACKMAN


                                 /S/ ALTON D. ECKERT
                                 -----------------------------------------------
                                 ALTON D. ECKERT